                                                                   EXHIBIT 10.26


REDSTONE COMMUNICATIONS, INC.                                     PURCHASE ORDER

-----------------------------------------------------------------------------------------------------------------------------------
SUPPLIER NAME      Siemens Telecom Innovation Centre             P.O. NUMBER

ADDRESS            505 March Rd.

                   Kanata, Ontario, Canada                       PAYMENT TERMS        Net 30

                   K2K-2M5

CONTACT            Paulo Lima

TELEPHONE

FAX                (613) 591-8731

-----------------------------------------------------------------------------------------------------------------------------------

BILLING/SHIPPING   Redstone Communications, Inc.                 REQUESTER            Stephen Van Seters

ADDRESS            5 Carlisle Road                                                    (978) 692-1999 x127

                   Westford, MA 01886                            DEPT. NUMBER         Engineering (300)

CONTACT            Lisa Falcone                                  DATE REQUESTED       9/20/99

                   (978) 692-1999 x110                           DATE REQUIRED        10/1/99

-----------------------------------------------------------------------------------------------------------------------------------

ITEM   QTY         DESCRIPTION                                   PRODUCT NUMBER        NUMBER          UNIT PRICE         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
 1     10          Contract years (DPY) for development of
                     IPSEC                                                            300-72000       $120,000.00     $1,200,000.00

                   Development includes:

                   Hardware design and debug of a encryption server card for the
                     ERX

                   Engineering and manufacturing diagnostic development for server card

                   Development of all operational software for the server card

                   Development of all platform independent SRP IPSEC software

                   Development of all CLI commands and SNMP MIBs for IPSEC

                   Development of test plans and test scripts for all software developed

                   Full SQA of all software developed


                   Product will be ready for full production release in Sept. 2000


TOTAL                                                                                                                 $1,200,000.00

-----------------------------------------------------------------------------------------------------------------------------------


                   SIGNATURE                                  DATE
---------------------------------------------------------------------------------

REQUESTOR

---------------------------------------------------------------------------------

DEPARTMENT MGR.

---------------------------------------------------------------------------------

DEPARTMENT V.P.
---------------------------------------------------------------------------------

